UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2013

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.      Submission of Matters to a Vote of Security Holders.

On August 13, 2013, the following five items were voted on at the 2013 Annual Meeting, and the stockholder votes on each such matter, as certified by the Inspector of Election, are set forth below.

Item 1. The Board's nominees for directors, as listed in the Definitive Proxy Statement, were each elected to serve a one-year term. The votes were as follows:

Directors	For	Against	Abstain	Broker Non-Votes
David J. Barram	123,707,932	2,161,897	1,332,413	6,056,641
Erik Brynjolfsson	124,049,519	1,825,865	1,326,858	6,056,641
Rodney F. Chase	121,724,558	3,612,468	1,865,216	6,056,641
Judith R. Haberkorn	123,016,942	2,963,639	1,221,661	6,056,641
Nancy Killefer	124,130,077	1,806,763	1,265,402	6,056,641
J. Michael Lawrie	123,738,061	2,399,259	1,064,922	6,056,641
Brian P. MacDonald	124,086,794	1,803,271	1,312,177	6,056,641
Chong Sup Park	122,896,276	3,043,989	1,261,977	6,056,641
Lawrence A. Zimmerman	123,844,966	2,016,747	1,340,529	6,056,641

Item 2. The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers was approved, having received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
118,120,305	6,952,663	2,129,274	6,056,641

Item 3. The proposal to approve the amendment to the 2010 Non-Employee Director Incentive Plan was approved, having received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,070,879	20,814,365	1,316,998	6,056,641

Item 4. The proposal to amend the Company's 2011 Omnibus Incentive Plan was approved, having received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
102,927,641	22,896,278	1,378,323	6,056,641

Item 5. The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2014 fiscal year was ratified, having received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,342,926	3,089,426	826,531	—

Each of the items considered at the 2013 Annual Meeting is described in further detail in the Definitive Proxy Statement. No item other than the five items addressed above and described in the Definitive Proxy Statement was submitted at the 2013 Annual Meeting for stockholder action.

Item 8.01. Other Events

On August 13, 2013, the Company's Board of Directors declared a dividend of $0.20 per share for the quarter ended June 28, 2013, payable on October 4, 2013 to the holders of record of the Company's common stock as of the close of business on September 4, 2013.

Exhibit

99.1 Press Release (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: August 15, 2013	By:	/s/ Paul N. Saleh
Paul N. Saleh
Executive Vice President and Chief Financial Officer